SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 28, 2000


                              RCN Corporation
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           (Exact name of Registrant as specified in its charter)


     Delaware               0-22825                 22-3498533
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   (State of          (Commission File No.)        (IRS Employer
   Incorporation)                                  Identification Number)


                            105 Carnegie Center
                          Princeton, NJ 08540-6215
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        (Address of principal executive offices, including zip code)


                               (609) 734-3700
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            (Registrant's telephone number, including area code)


                               Not Applicable
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       (Former name or former address, if changed since last report)



 Item 5.   Other Events

           On December 12, 1999, RCN Corporation ("RCN") entered into an Agreement and Plan of Merger (the "Merger Agreement"), among RCN, 21st Holding Corp., a wholly owned subsidiary of RCN ("Sub"), and 21st Century Telecom Group, Inc. ("21st Century") providing for the acquisition of 21st Century by RCN in a transaction structured as a Merger (the "Merger") of Sub with and into 21st Century, with 21st Century surviving the Merger and becoming a wholly owned subsidiary of RCN. On April 28, 2000, RCN completed the acquisition of 21st Century. The Merger Agreement provides that the issued and outstanding shares of 21st Century's Voting and Non-Voting Common Stock, no par value, and Class A Convertible 8% Cumulative Preferred Stock, no par value, and outstanding warrants to acquire Company Common Stock, will be converted into shares of RCN common stock.

           The completion of the acquisition coincides with the expiration of RCN's tender offer and consent solicitation for all of 21st Century's outstanding 12-1/4% Senior Discount Notes due 2008 and its exchange offer and consent solicitation for all of 21st Century's outstanding 13-3/4% Subordinated Exchange Debentures due 2010, which expired at 12:00 midnight on April 27, 2000. In those transactions, RCN received tenders and consents from the holders of 100% of the outstanding Notes and over 99% percent of the outstanding Debentures.

           On April 28, 2000, and on May 1, 2000, RCN issued press releases concerning the completion of the Merger, copies of which are attached hereto as Exhibits 99.1 and 99.2 respectively, and are hereby incorporated by reference.

 Item 7.   Financial Statements and Exhibits

           99.1 Press Release of RCN, dated April 28, 2000.

           99.2 Press Release of RCN, dated May 1, 2000.



                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RCN Corporation


                              By:   /s/ John J. Jones
                                  ----------------------------
                              Name:   John J. Jones
                              Title:  Executive Vice President, General
                                      Counsel, Corporate Secretary

 Date:  May 2, 2000




                               EXHIBIT INDEX

 Exhibit
    No.         Description
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 99.1           Press Release of RCN, dated April 28, 2000.

 99.2           Press Release of RCN, dated May 1, 2000.